Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT
THIRD QUARTER 2011

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and in our most recent Quarterly Report on Form 10-Q.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2010 and 2009 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A and class B shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		NINE MONTHS ENDED		Previous	Previous
	SEPTEMBER 30,		SEPTEMBER 30,		Quarter	Year to Date
	2011	2010	2011	2010	Change	Change
HIGHLIGHTS
Net (loss) income	$(20,018)	$139,128	$(66,358)	$253,510	(114.4)%	(126.2)%
Net (loss) income (attributable) available to common and participating common shareholders	(28,206)	135,253	(82,296)	241,885	(120.9)%	(134.0)%
Net (loss) income allocated to common shareholders	(28,430)	132,785	(83,036)	237,320	(121.4)%	(135.0)%
Operating (loss) income [a]	(24,706)	119,388	(96,875)	237,276	(120.7)%	(140.8)%
Operating (loss) income (attributable) available to common and participating common shareholders [a]	(32,894)	115,513	(112,813)	225,651	(128.5)%	(150.0)%
Operating (loss) income allocated to common shareholders [a]	(33,118)	113,404	(113,553)	221,390	(129.2)%	(151.3)%
Operating cash flow	49,247	174,406	337,499	390,580	(71.8)%	(13.6)%
Net investment income	14,100	53,654	106,443	143,484	(73.7)%	(25.8)%
Gross premiums written	700,866	555,574	2,204,148	1,864,011	26.2%	18.2%
Net premiums written	551,327	451,884	1,791,957	1,605,629	22.0%	11.6%
Net premiums earned	561,493	469,793	1,430,904	1,291,377	19.5%	10.8%
Total assets	8,834,237	8,535,237	8,834,237	8,535,237	3.5%	3.5%
Total shareholders’ equity	2,635,950	2,919,685	2,635,950	2,919,685	(9.7)%	(9.7)%

PER SHARE AND SHARES DATA
Basic (losses) earnings per common share
Net (loss) income (as reported)	$(0.71)	$2.64	$(2.07)	$4.56	(126.9)%	(145.4)%
Operating (loss) income (as reported) [a]	$(0.83)	$2.25	$(2.83)	$4.25	(136.9)%	(166.6)%
Diluted (losses) earnings per common share
Net (loss) income (as reported)	$(0.71)	$2.51	$(2.07)	$4.33	(128.3)%	(147.8)%
Operating (loss) income (as reported) [a]	$(0.83)	$2.14	$(2.83)	$4.04	(138.8)%	(170.0)%
As Reported
Weighted average common shares outstanding	39,765	50,296	40,071	52,061	(20.9)%	(23.0)%
Weighted average common shares outstanding and dilutive potential common shares [e]	39,765	52,998	40,071	54,851	(25.0)%	(26.9)%
Common dividends paid per share	$0.30	$0.25	$0.90	$0.75	20.0%	20.0%
Book Value Per Common Share
Book value [b]	$55.47	$55.83	$55.47	$55.83	(0.6)%	(0.6)%
Diluted book value (treasury stock method) [b]	$51.63	$51.83	$51.63	$51.83	(0.4)%	(0.4)%

FINANCIAL RATIOS
Return on average common equity (ROAE), net (loss) income [c]	(1.3)%	5.0%	(3.4)%	9.1%	(6.3)	(12.5)
ROAE, operating (loss) income [a] [c]	(1.5)%	4.3%	(4.6)%	8.5%	(5.8)	(13.1)
Return on beg. common equity (ROBE), net (loss) income [d]	(1.3)%	5.1%	(3.1)%	9.3%	(6.4)	(12.4)
ROBE, operating (loss) income [a] [d]	(1.5)%	4.4%	(4.3)%	8.7%	(5.9)	(13.0)
Annualized ROAE, net (loss) income [c]	(5.1)%	20.2%	(4.5)%	12.2%	(25.3)	(16.7)
Annualized ROAE, operating (loss) income [a] [c]	(5.9)%	17.2%	(6.2)%	11.3%	(23.1)	(17.5)
Annualized ROBE, net (loss) income [d]	(5.0)%	20.5%	(4.1)%	12.5%	(25.5)	(16.6)
Annualized ROBE, operating (loss) income [a] [d]	(5.9)%	17.5%	(5.7)%	11.6%	(23.4)	(17.3)
Annualized investment yield	0.4%	3.6%	2.6%	3.2%	(3.2)	(0.6)
GAAP
Loss ratio	81.3%	56.6%	85.3%	61.3%	24.7	24.0
Acquisition expense ratio	12.9%	14.4%	14.4%	15.3%	(1.5)	(0.9)
General and administrative expense ratio	10.4%	12.7%	13.3%	13.5%	(2.3)	(0.2)

Combined ratio	104.6%	83.7%	113.0%	90.1%	20.9	22.9

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income (loss).

[b]	For detailed calculations, please refer to page 33.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares (year to date beginning liquidation value $200 million).

[d]	Beginning common equity for the stated periods excludes the liquidation value of the preferred shares (quarter to date beginning liquidation value $430 million, year to date beginning liquidation value $200 million).

[e]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME — QUARTERLY

	QUARTERS ENDED
	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	SEPT. 30, 2009
UNDERWRITING REVENUES
Gross premiums written	$700,866	$502,924	$1,000,358	$189,225	$555,574	$469,622
Premiums ceded	(149,539)	(61,166)	(201,486)	(31,110)	(103,690)	(72,956)

Net premiums written	$551,327	$441,758	$798,872	$158,115	$451,884	$396,666
Change in unearned premiums	10,166	44,820	(416,039)	291,621	17,909	30,088

Net premiums earned	$561,493	$486,578	$382,833	$449,736	$469,793	$426,754
Other underwriting (loss) income	(2,141)	1,088	(1,069)	410	322	5

Total underwriting revenues	$559,352	$487,666	$381,764	$450,146	$470,115	$426,759

UNDERWRITING EXPENSES
Losses and loss expenses	$456,691	$361,970	$401,853	$246,424	$266,132	$211,683
Acquisition expenses	72,249	67,887	65,618	66,133	67,443	63,026
General and administrative expenses	58,574	65,886	65,961	67,756	59,523	64,436

Total underwriting expenses	$587,514	$495,743	$533,432	$380,313	$393,098	$339,145

Underwriting (loss) income	$(28,162)	$(8,077)	$(151,668)	$69,833	$77,017	$87,614

OTHER OPERATING REVENUE
Net investment income	$14,100	$39,842	$52,501	$56,874	$53,654	$71,559
Interest expense	(9,055)	(9,057)	(9,054)	(9,053)	(9,051)	(7,540)
Amortization of intangibles	(2,976)	(3,026)	(2,798)	(2,696)	(2,588)	(2,588)

Total other operating revenue	$2,069	$27,759	$40,649	$45,125	$42,015	$61,431

(LOSS) INCOME BEFORE OTHER ITEMS	$(26,093)	$19,682	$(111,019)	$114,958	$119,032	$149,045
OTHER
Net foreign exchange gains (losses)	$4,085	$(3,348)	$6,918	$(3,476)	$12,565	$2,963
Net realized and unrealized investment gains	1,033	21,532	3,775	7,314	8,973	1,396

Total other-than-temporary impairment losses	(168)	(484)	(1,256)	(48)	(1,140)	(497)
Portion of loss recognised in other comprehensive income	(72)	(448)	(391)	(663)	(240)	—

Net impairment losses recognised in (losses) earnings [a]	(240)	(932)	(1,647)	(711)	(1,380)	(497)

Income tax benefit (expense)	1,197	4,143	14,556	(6,857)	(62)	935

NET (LOSS) INCOME	$(20,018)	$41,077	$(87,417)	$111,228	$139,128	$153,842
Preferred dividends	(8,188)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$(28,206)	$37,202	$(91,292)	$107,353	$135,253	$149,967

KEY RATIOS/PER SHARE DATA

Loss ratio	81.3%	74.4%	105.0%	54.8%	56.6%	49.6%
Acquisition expense ratio	12.9%	14.0%	17.1%	14.7%	14.4%	14.8%
General and administrative expense ratio	10.4%	13.5%	17.2%	15.1%	12.7%	15.1%

Combined ratio	104.6%	101.9%	139.3%	84.6%	83.7%	79.5%

Basic (losses) earnings per common share	$(0.71)	$0.92	$(2.25)	$2.22	$2.64	$2.63
Diluted (losses) earnings per common share	$(0.71)	$0.87	$(2.25)	$2.09	$2.51	$2.51

ROAE, net (loss) income [b]	(1.3)%	1.7%	(3.8)%	4.0%	5.0%	6.3%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF (LOSS) INCOME — YTD

	NINE MONTHS ENDED			YEAR ENDED
	SEPT. 30, 2011	SEPT. 30, 2010	SEPT. 30, 2009	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$2,204,148	$1,864,011	$1,812,083	$2,053,236	$2,021,450
Premiums ceded	(412,191)	(258,382)	(352,475)	(289,492)	(415,400)

Net premiums written	$1,791,957	$1,605,629	$1,459,608	$1,763,744	$1,606,050
Change in unearned premiums	(361,053)	(314,252)	(220,359)	(22,631)	27,142

Net premiums earned	$1,430,904	$1,291,377	$1,239,249	$1,741,113	$1,633,192
Other underwriting (loss) income	(2,122)	(2,046)	4,198	(1,636)	3,914

Total underwriting revenues	$1,428,782	$1,289,331	$1,243,447	$1,739,477	$1,637,106

UNDERWRITING EXPENSES
Losses and loss expenses	$1,220,514	$791,676	$702,635	$1,038,100	$866,640
Acquisition expenses	205,754	198,095	195,150	264,228	267,971
General and administrative expenses	190,421	174,164	179,222	241,920	237,154

Total underwriting expenses	$1,616,689	$1,163,935	$1,077,007	$1,544,248	$1,371,765

Underwriting (loss) income	$(187,907)	$125,396	$166,440	$195,229	$265,341

OTHER OPERATING REVENUE
Net investment income	$106,443	$143,484	$224,943	$200,358	$284,200
Interest expense	(27,166)	(25,709)	(22,633)	(34,762)	(30,174)
Amortization of intangibles	(8,800)	(7,764)	(7,764)	(10,460)	(10,463)

Total other operating revenue	$70,477	$110,011	$194,546	$155,136	$243,563

(LOSS) INCOME BEFORE OTHER ITEMS	$(117,430)	$235,407	$360,986	$350,365	$508,904
OTHER
Net foreign exchange gains	$7,655	$6,465	$30,748	$2,989	$29,740
Net realized and unrealized investment gains	26,340	15,174	3,137	22,488	6,303
Total other-than-temporary impairment losses	(1,908)	(2,647)	(50,432)	(2,695)	(50,993)
Portion of loss recognised in other comprehensive income	(911)	(586)	31,165	(1,249)	30,742

Net impairment losses recognised in (losses) earnings [a]	(2,819)	(3,233)	(19,267)	(3,944)	(20,251)
Income tax benefit (expense)	19,896	(303)	5,675	(7,160)	11,408

NET (LOSS) INCOME	$(66,358)	$253,510	$381,279	$364,738	$536,104
Preferred dividends	(15,938)	(11,625)	(11,625)	(15,500)	(15,500)

NET (LOSS) INCOME (ATTRIBUTABLE) AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$(82,296)	$241,885	$369,654	$349,238	$520,604

KEY RATIOS/PER SHARE DATA
Loss ratio	85.3%	61.3%	56.7%	59.6%	53.1%
Acquisition expense ratio	14.4%	15.3%	15.7%	15.2%	16.4%
General and administrative expense ratio	13.3%	13.5%	14.5%	13.9%	14.5%

Combined ratio	113.0%	90.1%	86.9%	88.7%	84.0%

Basic (losses) earnings per common share	$(2.07)	$4.56	$6.46	$6.73	$9.14
Diluted (losses) earnings per common share	$(2.07)	$4.33	$6.15	$6.38	$8.69
ROAE, net (loss) income [b]	(3.4)%	9.1%	16.4%	13.3%	22.7%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $200 million as of December 31, 2010 and 2009 and as of September 30, 2010 and 2009, liquidation value of $430 million as of September 30, 2011).

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	JUNE 30, 2010
ASSETS
Cash and cash equivalents	$623,944	$750,844	$568,770	$609,852	$600,227	$690,761
Fixed maturity investments available for sale, at fair value	4,998,142	4,961,948	5,014,226	5,116,702	5,063,873	4,908,774
Short term investments available for sale, at fair value	323,119	303,895	48,186	70,444	326,846	272,706
Equity securities available for sale, at fair value	49,323	32,322	25,333	13,565	12,773	11,952
Other investments	386,785	395,078	401,450	376,652	360,629	346,938
Premiums receivable, net	1,192,455	1,154,480	1,049,129	827,609	1,039,689	1,086,818
Deferred acquisition costs	203,455	182,870	178,486	154,484	192,194	175,479
Securities lending collateral	—	84,652	72,657	59,886	127,680	281,391
Prepaid reinsurance premiums	204,961	198,708	248,275	107,977	160,070	143,438
Losses recoverable	479,132	369,081	340,908	319,349	324,757	247,888
Accrued investment income	30,851	31,189	29,164	32,934	32,315	30,880
Goodwill and intangible assets	183,857	186,835	189,501	181,954	184,543	186,657
Deferred tax assets	40,253	38,144	49,370	33,684	29,130	25,941
Receivable on pending investment sales	37,947	3,685	128,867	602	372	1,935
Other assets	80,013	66,309	71,859	73,711	80,139	78,880

TOTAL ASSETS	$8,834,237	$8,760,040	$8,416,181	$7,979,405	$8,535,237	$8,490,438

LIABILITIES
Reserve for losses and loss expenses	$3,910,537	$3,748,124	$3,566,198	$3,319,927	$3,401,312	$3,274,637
Reserve for unearned premiums	1,299,864	1,304,146	1,398,610	842,154	1,186,001	1,186,857
Deposit liabilities	28,860	30,300	32,768	32,505	36,952	39,641
Reinsurance balances payable	244,769	209,548	143,305	228,860	209,651	209,533
Securities lending payable	—	84,652	72,657	59,886	127,681	281,391
Debt	528,664	528,540	528,569	528,411	528,425	528,363
Payable on pending investment purchases	56,496	80,532	164,744	—	17,042	39,906
Other liabilities	129,097	103,922	101,066	119,509	108,488	86,005

TOTAL LIABILITIES	$6,198,287	$6,089,764	$6,007,917	$5,131,252	$5,615,552	$5,646,333

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	—	—	—	—
Common shares	40,517	40,509	40,325	47,218	49,685	52,664
Additional paid-in capital	512,323	509,165	289,920	613,915	715,834	822,572
Accumulated other comprehensive income	144,004	141,140	132,806	138,571	201,172	138,605
Retained earnings	1,921,906	1,962,262	1,937,213	2,040,449	1,944,994	1,822,264

TOTAL SHAREHOLDERS’ EQUITY	$2,635,950	$2,670,276	$2,408,264	$2,848,153	$2,919,685	$2,844,105

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,834,237	$8,760,040	$8,416,181	$7,979,405	$8,535,237	$8,490,438

Book value per common share	$55.47	$56.35	$55.91	$57.25	$55.83	$51.17
Diluted book value per common share (treasury stock method)	$51.63	$52.20	$51.52	$52.74	$51.83	$47.78

RATIOS
Debt-to-capital	16.7%	16.5%	18.0%	15.6%	15.3%	15.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
Probable Maximum Loss by Zone and Peril
(in millions of dollars)
Largest 1 in 100 year PML as of July 1, 2011 is equal to 24.3% of Shareholders’ Equity as of September 30, 2011

		Estimated Occurrence Net Loss as of July 1, 2011					July 1, 2010	July 1, 2009
		10 Year	25 Year	50 Year	100 Year	250 Year	100 Year	100 Year
		Return	Return	Return	Return	Return	Return	Return
Zone	Peril	Period	Period	Period	Period	Period	Period	Period
United States	Hurricane*	$354	$467	$547	$640	$791	$578	$551
Europe	Windstorm	121	253	364	477	618	427	421
California	Earthquake	39	210	342	446	614	439	369
Japan	Windstorm	54	141	212	284	336	369	242
Northwest U.S.	Earthquake	1	14	96	244	456	239	204
Japan	Earthquake	40	86	135	191	251	137	139
United States	Tornado/Hail	29	51	77	109	142	80	71
Australia	Earthquake	3	17	42	98	162	54	34
New Zealand	Earthquake	2	7	18	36	67	39	32
Australia	Windstorm	3	10	23	41	70	28	24
New Madrid	Earthquake	0	0	1	14	128	12	14
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and aerospace and marine lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010 and our most recent Quarterly Report on Form 10-Q.

*	United States Windstorm estimated net losses as of July 1, 2011 are based on RMS version 11.0

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
Net Premiums Written = $1,792 million

[a]	Other specialty includes the agriculture line in the Insurance segment and aerospace and marine and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2011			SEPT. 30, 2010
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$450,451	$250,415	$700,866	$303,561	$252,013	$555,574

Net premiums written	$303,210	$248,117	$551,327	$204,293	$247,591	$451,884

Net premiums earned	$318,602	$242,891	$561,493	$242,766	$227,027	$469,793
Other underwriting (loss) income	(2,875)	734	(2,141)	473	(151)	322

Total underwriting revenues	$315,727	$243,625	$559,352	$243,239	$226,876	$470,115

UNDERWRITING EXPENSES
Losses and loss expenses	$260,206	$196,485	$456,691	$172,015	$94,117	$266,132
Acquisition expenses	18,738	53,511	72,249	17,356	50,087	67,443
General and administrative expenses	29,328	29,246	58,574	29,256	30,267	59,523

Total expenses	$308,272	$279,242	$587,514	$218,627	$174,471	$393,098

UNDERWRITING INCOME (LOSS)	$7,455	$(35,617)	$(28,162)	$24,612	$52,405	$77,017

GAAP RATIOS
Loss ratio	81.7%	81.0%	81.3%	70.9%	41.5%	56.6%
Acquisition expense ratio	5.9%	22.0%	12.9%	7.1%	22.1%	14.4%
General and administrative expense ratio	9.2%	12.0%	10.4%	12.1%	13.3%	12.7%

Combined ratio AS REPORTED	96.8%	115.0%	104.6%	90.1%	76.9%	83.7%

Effect of favorable prior accident year reserve development	3.9%	13.2%	7.9%	3.9%	11.3%	7.5%

Combined ratio net of prior accident year reserve development	100.7%	128.2%	112.5%	94.0%	88.2%	91.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	SEPT. 30, 2009
UNDERWRITING REVENUES
Gross premiums written	$450,451	$225,750	$625,831	$112,664	$303,561	$248,673

Net premiums written	$303,210	$173,506	$432,296	$81,643	$204,293	$175,686

Net premiums earned	$318,602	$249,397	$162,492	$205,528	$242,766	$228,290
Other underwriting (loss) income	(2,875)	—	—	4	473	382

Total underwriting revenues	$315,727	$249,397	$162,492	$205,532	$243,239	$228,672

UNDERWRITING EXPENSES
Losses and loss expenses	$260,206	$191,396	$98,836	$129,168	$172,015	$168,861
Acquisition expenses	18,738	15,861	16,308	12,220	17,356	20,409
General and administrative expenses	29,328	36,227	36,806	36,812	29,256	36,015

Total expenses	$308,272	$243,484	$151,950	$178,200	$218,627	$225,285

UNDERWRITING INCOME	$7,455	$5,913	$10,542	$27,332	$24,612	$3,387

GAAP RATIOS
Loss ratio	81.7%	76.7%	60.8%	62.9%	70.9%	74.0%
Acquisition expense ratio	5.9%	6.4%	10.0%	5.9%	7.1%	8.9%
General and administrative expense ratio	9.2%	14.5%	22.7%	17.9%	12.1%	15.8%

Combined ratio AS REPORTED	96.8%	97.6%	93.5%	86.7%	90.1%	98.7%

Effect of favorable prior accident year reserve development	3.9%	9.3%	21.3%	5.6%	3.9%	6.1%

Combined ratio net of prior accident year reserve development	100.7%	106.9%	114.8%	92.3%	94.0%	104.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	SEPT. 30, 2009
UNDERWRITING REVENUES
Gross premiums written	$250,415	$277,174	$374,527	$76,561	$252,013	$220,949

Net premiums written	$248,117	$268,252	$366,576	$76,472	$247,591	$220,980

Net premiums earned	$242,891	$237,181	$220,341	$244,208	$227,027	$198,464
Other underwriting income (loss)	734	1,088	(1,069)	406	(151)	(377)

Total underwriting revenues	$243,625	$238,269	$219,272	$244,614	$226,876	$198,087

UNDERWRITING EXPENSES
Losses and loss expenses	$196,485	$170,574	$303,017	$117,256	$94,117	$42,822
Acquisition expenses	53,511	52,026	49,310	53,913	50,087	42,617
General and administrative expenses	29,246	29,659	29,155	30,944	30,267	28,421

Total expenses	$279,242	$252,259	$381,482	$202,113	$174,471	$113,860

UNDERWRITING (LOSS) INCOME	$(35,617)	$(13,990)	$(162,210)	$42,501	$52,405	$84,227

GAAP RATIOS
Loss ratio	81.0%	71.9%	137.5%	48.0%	41.5%	21.6%
Acquisition expense ratio	22.0%	22.0%	22.4%	22.1%	22.1%	21.5%
General and administrative expense ratio	12.0%	12.5%	13.2%	12.7%	13.3%	14.3%

Combined ratio AS REPORTED	115.0%	106.4%	173.1%	82.8%	76.9%	57.4%

Effect of favorable prior accident year reserve development	13.2%	9.1%	6.4%	4.9%	11.3%	10.3%

Combined ratio net of prior accident year reserve development	128.2%	115.5%	179.5%	87.7%	88.2%	67.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	SEPT. 30, 2009
INSURANCE SEGMENT
Agriculture	$289,656	$57,125	$508,705	$6,930	$156,162	$104,021
Professional lines	39,559	49,181	35,469	36,690	43,381	46,668
Casualty	57,520	63,178	38,882	37,377	40,538	39,671
Property	30,049	35,904	24,690	22,134	30,295	30,307
Healthcare liability	33,652	20,454	18,137	10,811	34,024	30,390
Workers’ compensation	15	(92)	(52)	(1,278)	(839)	(2,384)

TOTAL INSURANCE	$450,451	$225,750	$625,831	$112,664	$303,561	$248,673

REINSURANCE SEGMENT
Catastrophe	$46,275	$146,249	$138,247	$17,896	$45,513	$31,637
Casualty	56,293	45,619	116,352	47,970	81,167	61,394
Property	129,203	52,185	70,087	8,628	111,395	115,342
Aerospace and Marine	5,891	26,743	20,838	2,380	4,184	7,185
Surety and other specialty	12,753	6,378	29,003	(313)	9,754	5,391

TOTAL REINSURANCE	$250,415	$277,174	$374,527	$76,561	$252,013	$220,949

REPORTED TOTALS	$700,866	$502,924	$1,000,358	$189,225	$555,574	$469,622

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	SEPT. 30, 2009
INSURANCE SEGMENT
Agriculture	$185,017	$46,049	$346,472	$2,372	$89,119	$71,767
Professional lines	30,812	37,624	31,124	33,171	38,522	38,643
Casualty	37,664	43,811	25,759	25,536	23,700	25,025
Property	17,681	25,996	12,585	11,895	21,366	13,467
Healthcare liability	32,021	20,115	16,406	9,946	32,393	29,075
Workers’ compensation	15	(89)	(50)	(1,277)	(807)	(2,291)

TOTAL INSURANCE	$303,210	$173,506	$432,296	$81,643	$204,293	$175,686

REINSURANCE SEGMENT
Catastrophe	$43,868	$139,337	$131,123	$17,896	$41,154	$31,637
Casualty	56,292	45,617	115,554	47,965	81,163	61,387
Property	129,203	52,185	70,087	8,628	111,395	115,342
Aerospace and Marine	6,002	24,726	20,839	2,380	4,184	7,170
Surety and other specialty	12,752	6,387	28,973	(397)	9,695	5,444

TOTAL REINSURANCE	$248,117	$268,252	$366,576	$76,472	$247,591	$220,980

REPORTED TOTALS	$551,327	$441,758	$798,872	$158,115	$451,884	$396,666

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	SEPT. 30, 2009
INSURANCE SEGMENT
Agriculture	$215,830	$142,952	$59,808	$100,177	$134,864	$107,821
Professional lines	34,343	37,788	36,175	37,167	38,085	39,630
Casualty	32,343	28,735	29,742	28,415	25,682	24,389
Property	16,636	19,566	16,593	20,362	24,000	16,948
Healthcare liability	19,435	20,445	20,224	20,684	20,942	20,347
Workers’ compensation	15	(89)	(50)	(1,277)	(807)	19,155

TOTAL INSURANCE	$318,602	$249,397	$162,492	$205,528	$242,766	$228,290

REINSURANCE SEGMENT
Catastrophe	$86,395	$81,747	$76,335	$79,617	$74,675	$68,342
Casualty	68,882	70,441	64,953	74,702	71,844	52,694
Property	62,519	58,643	52,452	64,229	56,975	52,448
Aerospace and Marine	12,236	13,154	13,587	11,312	8,602	11,538
Surety and other specialty	12,859	13,196	13,014	14,348	14,931	13,442

TOTAL REINSURANCE	$242,891	$237,181	$220,341	$244,208	$227,027	$198,464

REPORTED TOTALS	$561,493	$486,578	$382,833	$449,736	$469,793	$426,754

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA

	FOR THE NINE MONTHS ENDED
	SEPT. 30, 2011			SEPT. 30, 2010
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$1,302,032	$902,116	$2,204,148	$999,528	$864,483	$1,864,011

Net premiums written	$909,012	$882,945	$1,791,957	$748,221	$857,408	$1,605,629

Net premiums earned	$730,491	$700,413	$1,430,904	$616,300	$675,077	$1,291,377
Other underwriting (loss) income	(2,875)	753	(2,122)	471	(2,517)	(2,046)

Total underwriting revenues	$727,616	$701,166	$1,428,782	$616,771	$672,560	$1,289,331

UNDERWRITING EXPENSES
Losses and loss expenses	$550,438	$670,076	$1,220,514	$428,872	$362,804	$791,676
Acquisition expenses	50,907	154,847	205,754	51,336	146,759	198,095
General and administrative expenses	102,361	88,060	190,421	86,523	87,641	174,164

Total expenses	$703,706	$912,983	$1,616,689	$566,731	$597,204	$1,163,935

UNDERWRITING INCOME (LOSS)	$23,910	$(211,817)	$(187,907)	$50,040	$75,356	$125,396

GAAP RATIOS
Loss ratio	75.3%	95.6%	85.3%	69.6%	53.7%	61.3%
Acquisition expense ratio	7.0%	22.1%	14.4%	8.4%	21.8%	15.3%
General and administrative expense ratio	14.0%	12.6%	13.3%	14.0%	13.0%	13.5%

Combined ratio AS REPORTED	96.3%	130.3%	113.0%	92.0%	88.5%	90.1%

Effect of favorable prior accident year reserve development	9.6%	9.7%	9.6%	5.7%	10.1%	8.0%

Combined ratio net of prior accident year reserve development	105.9%	140.0%	122.6%	97.7%	98.6%	98.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2011	SEPT. 30, 2010	SEPT. 30, 2009	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$1,302,032	$999,528	$1,001,679	$1,112,192	$1,152,150

Net premiums written	$909,012	$748,221	$651,878	$829,864	$740,310

Net premiums earned	$730,491	$616,300	$632,552	$821,828	$823,703
Other underwriting (loss) income	(2,875)	471	3,444	475	3,533

Total underwriting revenues	$727,616	$616,771	$635,996	$822,303	$827,236

UNDERWRITING EXPENSES
Losses and loss expenses	$550,438	$428,872	$433,711	$558,040	$553,008
Acquisition expenses	50,907	51,336	66,105	63,556	84,724
General and administrative expenses	102,361	86,523	90,953	123,335	119,766

Total expenses	$703,706	$566,731	$590,769	$744,931	$757,498

UNDERWRITING INCOME	$23,910	$50,040	$45,227	$77,372	$69,738

GAAP RATIOS
Loss ratio	75.3%	69.6%	68.6%	67.9%	67.1%
Acquisition expense ratio	7.0%	8.4%	10.4%	7.7%	10.3%
General and administrative expense ratio	14.0%	14.0%	14.4%	15.0%	14.6%

Combined ratio AS REPORTED	96.3%	92.0%	93.4%	90.6%	92.0%

Effect of favorable prior accident year reserve development	9.6%	5.7%	11.2%	5.7%	11.2%

Combined ratio net of prior accident year reserve development	105.9%	97.7%	104.6%	96.3%	103.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2011	SEPT. 30, 2010	SEPT. 30, 2009	DEC. 31, 2010	DEC. 31, 2009
UNDERWRITING REVENUES
Gross premiums written	$902,116	$864,483	$810,404	$941,044	$869,300

Net premiums written	$882,945	$857,408	$807,730	$933,880	$865,740

Net premiums earned	$700,413	$675,077	$606,697	$919,285	$809,489
Other underwriting income (loss)	753	(2,517)	754	(2,111)	381

Total underwriting revenues	$701,166	$672,560	$607,451	$917,174	$809,870

UNDERWRITING EXPENSES
Losses and loss expenses	$670,076	$362,804	$268,924	$480,060	$313,632
Acquisition expenses	154,847	146,759	129,045	200,672	183,247
General and administrative expenses	88,060	87,641	88,269	118,585	117,388

Total expenses	$912,983	$597,204	$486,238	$799,317	$614,267

UNDERWRITING (LOSS) INCOME	$(211,817)	$75,356	$121,213	$117,857	$195,603

GAAP RATIOS
Loss ratio	95.6%	53.7%	44.3%	52.2%	38.8%
Acquisition expense ratio	22.1%	21.8%	21.3%	21.8%	22.6%
General and administrative expense ratio	12.6%	13.0%	14.5%	12.9%	14.5%

Combined ratio AS REPORTED	130.3%	88.5%	80.1%	86.9%	75.9%

Effect of favorable prior accident year reserve development	9.7%	10.1%	(6.4)%	8.7%	7.3%

Combined ratio net of prior accident year reserve development	140.0%	98.6%	86.5%	95.6%	83.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2011	SEPT. 30, 2010	SEPT. 30, 2009	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$855,486	$560,531	$538,666	$567,461	$572,096
Professional lines	124,209	133,456	143,884	170,146	193,799
Casualty	159,580	130,172	120,900	167,549	152,580
Property	90,643	99,976	98,142	122,110	124,621
Healthcare liability	72,243	76,782	73,305	87,593	82,955
Workers’ compensation	(129)	(1,389)	26,782	(2,667)	26,099

TOTAL INSURANCE	$1,302,032	$999,528	$1,001,679	$1,112,192	$1,152,150

REINSURANCE SEGMENT
Catastrophe	$330,771	$291,990	$289,465	$309,886	$303,404
Casualty	218,264	246,060	220,599	294,030	255,142
Property	251,475	215,916	205,375	224,544	215,085
Aerospace and Marine	53,472	46,381	42,980	48,761	44,696
Surety and other specialty	48,134	64,136	51,985	63,823	50,973

TOTAL REINSURANCE	$902,116	$864,483	$810,404	$941,044	$869,300

REPORTED TOTALS	$2,204,148	$1,864,011	$1,812,083	$2,053,236	$2,021,450

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2011	SEPT. 30, 2010	SEPT. 30, 2009	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$577,538	$402,395	$323,783	$404,767	$324,480
Professional lines	99,560	115,546	122,635	148,717	167,091
Casualty	107,234	82,265	71,196	107,801	91,071
Property	56,262	76,404	53,079	88,299	68,011
Healthcare liability	68,542	72,947	69,155	82,893	78,284
Workers’ compensation	(124)	(1,336)	12,030	(2,613)	11,373

TOTAL INSURANCE	$909,012	$748,221	$651,878	$829,864	$740,310

REINSURANCE SEGMENT
Catastrophe	$314,328	$287,721	$289,465	$305,617	$302,218
Casualty	217,463	245,257	220,361	293,222	254,897
Property	251,475	215,916	205,375	224,544	215,085
Aerospace and Marine	51,567	44,316	40,840	46,696	42,563
Surety and other specialty	48,112	64,198	51,689	63,801	50,977

TOTAL REINSURANCE	$882,945	$857,408	$807,730	$933,880	$865,740

REPORTED TOTALS	$1,791,957	$1,605,629	$1,459,608	$1,763,744	$1,606,050

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE NINE MONTHS ENDED			FOR THE YEARS ENDED
	SEPT. 30, 2011	SEPT. 30, 2010	SEPT. 30, 2009	DEC. 31, 2010	DEC. 31, 2009
INSURANCE SEGMENT
Agriculture	$418,590	$297,466	$250,895	$397,643	$331,960
Professional lines	108,306	117,317	112,599	154,484	152,547
Casualty	90,820	76,655	65,815	105,070	89,340
Property	52,795	65,946	59,316	86,308	76,245
Healthcare liability	60,104	60,416	60,276	81,100	80,219
Workers’ compensation	(124)	(1,500)	83,651	(2,777)	93,392

TOTAL INSURANCE	$730,491	$616,300	$632,552	$821,828	$823,703

REINSURANCE SEGMENT
Catastrophe	$244,477	$236,091	$221,045	$315,708	$296,982
Casualty	204,276	198,266	153,060	272,968	208,865
Property	173,614	163,053	151,777	227,282	198,606
Aerospace and Marine	38,977	33,606	37,933	44,918	49,088
Surety and other specialty	39,069	44,061	42,882	58,409	55,948

TOTAL REINSURANCE	$700,413	$675,077	$606,697	$919,285	$809,489

REPORTED TOTALS	$1,430,904	$1,291,377	$1,239,249	$1,741,113	$1,633,192

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE NINE MONTHS
	ENDED SEPT. 30, 2011

Average common equity [a]	$2,427,052

Net premiums earned	$1,430,904
Combined ratio	113.0%
Operating margin	(13.0)%
Premium leverage	0.59	x

Implied ROAE from underwriting activity	(7.7)%

Average cash and invested assets at amortized cost	$6,141,817
Investment leverage	2.53	x
Year to date investment income yield, pretax	1.7%

Implied ROAE from investment activity	4.3%

Financing Costs [b]	(1.8)%

Implied Pre-tax Operating ROAE, for period [c]	(5.2)%

Implied Pre-tax Operating ROAE, annualized [c]	(6.9)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (beginning liquidation value of $200 million, ending liquidation value of $430 million).

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activites and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	SEPT. 30, 2011		JUNE 30, 2011		MAR. 31, 2011		DEC. 31, 2010		2010		2009

Average common equity [a]	$2,223,113		$2,224,270		$2,428,209		$2,683,919		$2,617,718		$2,297,283

Net premiums earned	$561,493		$486,578		$382,833		$449,736		$1,741,113		$1,633,192

Premium leverage	0.25	x	0.22x		0.16	x	0.17	x	0.67	x	0.71	x

Annualized premium leverage	1.00	x	0.88	x	0.64	x	0.68	x	0.67	x	0.71	x

Average cash and invested assets at amortized cost	$6,232,000		$6,069,548		$5,979,366		$6,107,765		$5,997,489		$5,716,443

Investment leverage	2.80	x	2.73	x	2.46	x	2.28	x	2.29	x	2.49	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF SEPTEMBER 30, 2011 AND DECEMBER 31, 2010

	September 30, 2011		December 31, 2010
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$605,395	9.5%	$610,454	9.9%
Short-term investments	323,119	5.1%	70,444	1.1%
U.S. government and government agencies notes	1,235,350	19.4%	1,010,819	16.3%
Government and agency guaranteed corporates	400,446	6.3%	671,150	10.8%
U.S. government agency residential mortgage-backed securities	987,143	15.5%	883,948	14.3%
U.S. government agency commercial mortgage-backed securities	33,851	0.5%	22,889	0.4%
Municipals	55,100	0.9%	29,979	0.5%
Foreign government	77,945	1.2%	140,461	2.3%
Corporate securities	1,219,305	19.2%	1,232,511	19.9%
Non-agency residential mortgage-backed securities	123,730	1.9%	246,410	4.0%
Non-agency commercial mortgage-backed securities	541,131	8.5%	604,820	9.8%
Asset-backed securities	324,141	5.1%	273,715	4.4%
Equity securities	49,323	0.8%	13,565	0.2%
Other investments [b]	386,785	6.1%	376,652	6.1%

Total	$6,362,764	100.0%	$6,187,817	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$1,235,350	21.5%	$1,010,819	18.1%
AAA/Aaa	1,049,638	18.2%	2,639,682	47.4%
AA/Aa	1,994,716	34.6%	465,315	8.3%
A/A	786,973	13.7%	793,980	14.2%
BBB	132,961	2.3%	50,733	0.9%
Below BBB	118,942	2.1%	221,848	4.0%
Not Rated	2,681	—	4,769	0.1%
Equity securities	49,323	0.9%	13,565	0.2%
Other investments [b]	386,785	6.7%	376,652	6.8%

Total	$5,757,369	100.0%	$5,577,363	100.0%

		September 30,		December 31,
Performance		2011		2010
Yield [c]		0.4%		3.3%
Duration in years [d]		2.48		2.39

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011	Dec. 31, 2010	Sept. 30, 2010
Cash and fixed income securities	$36,622	$38,661	$38,744	$40,425	$39,839
Other Investments	(22,522)	1,181	13,757	16,449	13,815

Total net investment income	$14,100	$39,842	$52,501	$56,874	$53,654

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield for the quarter ending 9/30/11 and twelve months ending 12/31/10 excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents and equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF SEPT. 30, 2011

			Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$1,020,994	50.8%	16.0%
AAA/Aaa	730,564	36.3%	11.5%
AA/Aa	79,097	3.9%	1.2%
A/A	82,601	4.1%	1.3%
BBB	33,277	1.7%	0.5%
Below BBB	63,463	3.2%	1.0%
Not Rated	—	—	—

Total	$2,009,996	100.0%	31.5%

				Percentage of
Structured securities sectors (RMBS, CMBS, ABS, CDO and CLO)		Fair Value	Percentage	Investment Portfolio
Commercial
Agency		$33,851	1.7%	0.5%
Non Agency		612,049	30.5%	9.6%
Residential
Agency		987,143	49.1%	15.5%
Non Agency		123,730	6.2%	1.9%
Consumer
Non Agency		253,223	12.5%	4.0%

Total		$2,009,996	100.0%	31.5%

Spread Duration	3.11 years

				Percentage of
Commercial real estate collateralized debt obligations ( CRE CDO’s)		Fair Value	Percentage	Investment Portfolio
AAA/Aaa		$12,799	45.3%	0.2%
AA/Aa		5,032	17.8%	0.1%
A/A		4,916	17.4%	0.1%
BBB		1,719	6.1%	—
Below BBB		3,769	13.4%	—

Total		$28,235	100.0%	0.4%

Spread Duration	1.99 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF SEPT. 30, 2011

	September 30, 2011
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

METLIFE INC	$39,539	$39,936	$397	A
JPMORGAN CHASE & CO	38,151	38,442	291	A+
MORGAN STANLEY	39,211	36,836	(2,375)	A
NOVARTIS AG	27,646	29,093	1,447	AA-
AT&T INC	27,224	28,407	1,183	A-
CREDIT SUISSE GROUP AG	27,414	27,366	(48)	A+
WAL-MART STORES INC	26,375	27,345	970	AA
VERIZON COMMUNICATIONS INC	24,936	26,339	1,403	A-
US BANCORP	21,677	22,330	653	A+
HSBC HOLDINGS PLC	20,715	20,913	198	AA-
PEPSICO INC/NC	18,335	19,879	1,544	A
BANK OF AMERICA CORP	20,185	18,391	(1,794)	A
EDISON INTERNATIONAL	17,027	17,845	818	A
LOWES COMPANIES INC	16,407	17,758	1,351	A
NEW YORK LIFE INSURANCE COMPANY	15,532	16,057	525	AA+
BANK OF NOVA SCOTIA	15,556	15,803	247	AA-
GOLDMAN SACHS GROUP INC/THE	16,533	15,533	(1,000)	A
CITIGROUP INC	15,849	15,453	(396)	A
NATIONAL GRID PLC	13,920	15,317	1,397	A-
PHILIP MORRIS INTERNATIONAL INC	14,437	15,181	744	A
ROYAL DUTCH SHELL PLC	14,272	14,882	610	AA
MEDTRONIC INC	13,399	14,005	606	AA-
BANK OF NEW YORK MELLON CORP/THE	12,206	12,698	492	AA-
TOTAL SA	12,388	12,465	77	AA-
ROYAL BANK OF SCOTLAND GROUP PLC	12,673	12,247	(426)	A+

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED SEPT. 30, 2011			NINE MONTHS ENDED SEPT. 30, 2011
	GROSS	RECOVERIES	NET	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses Balance, beginning of period	$3,748,124	$(369,081)	$3,379,043	$3,319,927	$(319,349)	$3,000,578

Incurred related to:
Current year	844,752	(343,648)	501,104	1,856,191	(497,778)	1,358,413
Prior years	(47,023)	2,610	(44,413)	(197,822)	59,923	(137,899)

Total Incurred	797,729	(341,038)	456,691	1,658,369	(437,855)	1,220,514

Paid related to:
Current year	(496,543)	245,179	(251,364)	(592,946)	271,883	(321,063)
Prior years	(117,529)	(14,293)	(131,822)	(470,249)	6,147	(464,102)

Total Paid	(614,072)	230,886	(383,186)	(1,063,195)	278,030	(785,165)

Foreign currency translation	(21,244)	101	(21,143)	(4,564)	42	(4,522)

Balance, end of period	$3,910,537	$(479,132)	$3,431,405	$3,910,537	$(479,132)	$3,431,405

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED SEPT. 30, 2011

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2011	$(34,612)	$(14,093)	$(48,705)
Quarter ended June 30, 2011	(23,190)	(21,591)	(44,781)
Quarter ended September 30, 2011	(12,411)	(32,002)	(44,413)

Nine months ended September 30, 2011	$(70,213)	$(67,686)	$(137,899)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2010

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years
Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)
Quarter ended September 30, 2010	(9,568)	(25,566)	(35,134)
Quarter ended December 31, 2010	(11,525)	(12,071)	(23,596)

Year ended December 31, 2010	$(46,871)	$(79,931)	$(126,802)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years
Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

						FOR THE
	FOR THE QUARTERS ENDED					YEAR ENDED
	SEPT. 30, 2011	JUNE 30, 2011	MAR. 31, 2011	DEC. 31, 2010	SEPT. 30, 2010	DEC. 31, 2010
INSURANCE SEGMENT
Short tail[a]	$(4,182)	$(5,150)	$(9,274)	$(4,445)	$(5,359)	$(21,349)
Long tail[b]	(8,501)	(5,490)	(2,560)	(7,075)	(3,480)	(11,649)
Other[c]	272	(12,550)	(22,778)	(5)	(729)	(13,873)

TOTAL INSURANCE	(12,411)	(23,190)	(34,612)	(11,525)	(9,568)	(46,871)

REINSURANCE SEGMENT
Short tail[a]	(19,342)	(19,245)	(14,163)	(10,418)	(17,743)	(68,865)
Long tail[b]	(11,234)	335	275	(1,628)	(6,902)	(7,700)
Other[c]	(1,426)	(2,681)	(205)	(25)	(921)	(3,366)

TOTAL REINSURANCE	(32,002)	(21,591)	(14,093)	(12,071)	(25,566)	(79,931)

REPORTED TOTALS	$(44,413)	$(44,781)	$(48,705)	$(23,596)	$(35,134)	$(126,802)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes its casualty line of business and some units included in its surety and other specialty line of business.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment is the agriculture unit included in its surety and other specialty line of business.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals

AT SEPT. 30, 2011
Case reserves	$28,669	$387,942	$370,589	$787,200	$488,768	$268,058	$573	$757,399	$1,544,599
Total reserves	$53,598	$1,582,357	$396,681	$2,032,636	$912,592	$957,963	$7,346	$1,877,901	$3,910,537
Case reserves / Total reserves	53.5%	24.5%	93.4%	38.7%	53.6%	28.0%	7.8%	40.3%	39.5%

IBNR / Total reserves	46.5%	75.5%	6.6%	61.3%	46.4%	72.0%	92.2%	59.7%	60.5%

AT JUNE 30, 2011
Case reserves	$19,410	$375,869	$247,145	$642,424	$431,972	$268,802	$1,187	$701,961	$1,344,385
Total reserves	$48,268	$1,568,198	$276,347	$1,892,813	$893,835	$950,506	$10,970	$1,855,311	$3,748,124
Case reserves / Total reserves	40.2%	24.0%	89.4%	33.9%	48.3%	28.3%	10.8%	37.8%	35.9%

IBNR / Total reserves	59.8%	76.0%	10.6%	66.1%	51.7%	71.7%	89.2%	62.2%	64.1%

AT MAR. 31, 2011
Case reserves	$18,089	$378,010	$73,374	$469,473	$322,587	$255,397	$455	$578,439	$1,047,912
Total reserves	$45,739	$1,539,977	$187,017	$1,772,733	$861,084	$919,839	$12,542	$1,793,465	$3,566,198
Case reserves / Total reserves	39.5%	24.5%	39.2%	26.5%	37.5%	27.8%	3.6%	32.3%	29.4%

IBNR / Total reserves	60.5%	75.5%	60.8%	73.5%	62.5%	72.2%	96.4%	67.7%	70.6%

AT DEC. 31, 2010
Case reserves	$14,730	$325,750	$116,687	$457,167	$319,322	$248,870	$990	$569,182	$1,026,349
Total reserves	$45,330	$1,493,398	$190,865	$1,729,593	$670,750	$907,384	$12,200	$1,590,334	$3,319,927
Case reserves / Total reserves	32.5%	21.8%	61.1%	26.4%	47.6%	27.4%	8.1%	35.8%	30.9%

IBNR / Total reserves	67.5%	78.2%	38.9%	73.6%	52.4%	72.6%	91.9%	64.2%	69.1%

AT SEPT. 30, 2010
Case reserves	$15,019	$378,887	$205,079	$598,985	$319,096	$244,711	$475	$564,282	$1,163,267
Total reserves	$48,572	$1,545,195	$233,189	$1,826,956	$674,075	$889,506	$10,775	$1,574,356	$3,401,312
Case reserves / Total reserves	30.9%	24.5%	87.9%	32.8%	47.3%	27.5%	4.4%	35.8%	34.2%

IBNR / Total reserves	69.1%	75.5%	12.1%	67.2%	52.7%	72.5%	95.6%	64.2%	65.8%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	NINE MONTHS ENDED	YEARS ENDED DECEMBER 31,				INCEPTION TO
	SEPT. 30, 2011	2010	2009	2008	2007	SEPT. 30, 2011
(Loss) Income and Return on Equity:
Net (loss) income (attributable) available to common and participating common shareholders	$(82,296)	$349,238	$520,604	$83,121	$505,607	$2,356,786

Operating (loss) income (attributable) available to common and participating common shareholders	(112,813)	330,035	505,202	182,539	525,450	2,407,773

Average Shareholders’ equity [a]	2,427,052	2,617,718	2,297,283	2,159,771	2,205,067	1,961,798
Net (loss) income return on average equity	(3.4)%	13.3%	22.7%	3.8%	22.9%	12.3	% [c]
Operating return on average equity	(4.6)%	12.6%	22.0%	8.5%	23.8%	12.6	% [c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$51.63	$52.74	$44.61	$33.06	$35.05	$51.63

Dividends paid per share	0.90	1.00	1.00	1.00	1.00	8.03

Change in diluted book value per common share	(2.1)%	18.2%	34.9%	(5.7)%	21.4%	17.1	% [c]

Total return to common shareholders [b]	(0.4)%	20.5%	38.0%	(2.8)%	24.9%	21.3	% [c]

[a]	Excludes the $430 million (2010 and earlier — $200 million) liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD

	QUARTERS ENDED		NINE MONTHS ENDED
	SEPT. 30,		SEPT. 30,
	2011	2010	2011	2010
DILUTIVE SHARES OUTSTANDING:
AS REPORTED
Average market price per share	$37.39	$37.99	$42.50	$37.52

Basic weighted average common shares outstanding [a]	39,765	50,296	40,071	52,061

Add: weighted avg. unvested restricted share units	9	16	11	18
Weighted average exercise price per share	—	—	—	—
Proceeds from unrecognized restricted share unit expense	$176	$297	$176	$297
Less: restricted share units bought back via treasury method	(9)	(8)	(11)	(9)

Add: weighted avg. dilutive warrants outstanding	2,896	2,986	2,915	2,992
Weighted average exercise price per share	$11.97	$13.12	$11.97	$13.12
Less: warrants bought back via treasury method	(2,896)	(1,031)	(2,915)	(1,046)
Add: weighted avg. dilutive options outstanding	560	1,334	775	1,497
Weighted average exercise price per share	$14.29	$16.95	$14.99	$16.59
Proceeds from unrecognized option expense	—	—	—	—
Less: options bought back via treasury method	(560)	(595)	(775)	(662)

Weighted average dilutive shares outstanding [b]	39,765	52,998	40,071	54,851

Notes:	[a]	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

	[b]	Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants and options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.
(LOSSES) EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2011	2010	2011	2010
Net (loss) income	$(20,018)	$139,128	$(66,358)	$253,510
Less preferred dividends	(8,188)	(3,875)	(15,938)	(11,625)

Net (loss) income (attributable) available to common and participating common shareholders	$(28,206)	$135,253	$(82,296)	$241,885
Less amount allocated to participating common shareholders [a]	(224)	(2,468)	(740)	(4,565)

Net (loss) income (attributable) allocated to common shareholders	$(28,430)	$132,785	$(83,036)	$237,320

Denominator:
Weighted average shares — basic
Outstanding	39,765	50,296	40,071	52,058
Vested restricted share units	—	—	—	3

	39,765	50,296	40,071	52,061

Share Equivalents
Warrants	—	1,955	—	1,946
Options	—	739	—	835
Restricted share units	—	8	—	9

Weighted average shares — diluted	39,765	52,998	40,071	54,851

Basic (losses) earnings per common share	$(0.71)	$2.64	$(2.07)	$4.56

Diluted (losses) earnings per common share [b]	$(0.71)	$2.51	$(2.07)	$4.33

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of (losses) earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING (LOSS) INCOME RECONCILIATION
(LOSSES) EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED SEPT. 30,		NINE MONTHS ENDED SEPT. 30,
	2011	2010	2011	2010
Net (loss) income	$(20,018)	$139,128	$(66,358)	$253,510
(Less) Add after-tax items:
Net foreign exchange gains	(4,153)	(12,433)	(7,822)	(6,463)
Net realized and unrealized investment gains	(775)	(8,687)	(25,514)	(13,004)
Net impairment losses recognized in (losses) earnings	240	1,380	2,819	3,233

Operating (loss) income before preferred dividends	$(24,706)	$119,388	$(96,875)	$237,276
Preferred dividends	(8,188)	(3,875)	(15,938)	(11,625)

Operating (loss) income (attributable) available to common and participating common shareholders	$(32,894)	$115,513	$(112,813)	$225,651
Less amount allocated to participating common shareholders [a]	(224)	(2,109)	(740)	(4,261)

Operating (loss) income allocated to common shareholders	$(33,118)	$113,404	$(113,553)	$221,390

Weighted average common shares outstanding
Basic	39,765	50,296	40,071	52,061
Dilutive	39,765	52,998	40,071	54,851

Basic per common share data
Net (loss) income allocated to common shareholders	$(0.71)	$2.64	$(2.07)	$4.56
(Less) Add after-tax items:
Net foreign exchange gains	(0.11)	(0.25)	(0.20)	(0.12)
Net realized and unrealized investment gains	(0.02)	(0.17)	(0.63)	(0.25)
Net impairment losses recognized in (losses) earnings	0.01	0.03	0.07	0.06

Operating (loss) income allocated to common shareholders	$(0.83)	$2.25	$(2.83)	$4.25

Diluted per common share data
Net (loss) income allocated to common shareholders	$(0.71)	$2.51	$(2.07)	$4.33
(Less) Add after-tax items:
Net foreign exchange gains	(0.11)	(0.24)	(0.20)	(0.12)
Net realized and unrealized investment gains	(0.02)	(0.16)	(0.63)	(0.23)
Net impairment losses recognized in (losses) earnings	0.01	0.03	0.07	0.06

Operating (loss) income allocated to common shareholders [b]	$(0.83)	$2.14	$(2.83)	$4.04

[a]	Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of (losses) earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.

[b]	Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS
DILUTIVE SHARES OUSTANDING

Market Price per Share
$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00
42,760	42,793	42,825	42,856	42,884	42,911	42,938	42,963	42,986	43,008	43,030

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

	SEPT. 30,		DEC. 31,
	2011	2010	2010
DILUTIVE COMMON SHARES OUTSTANDING:
AS-IF CONVERTED [a]
Price per share at period end	$34.15	$39.80	$46.07

Basic common shares outstanding	39,770	48,716	46,259

Add: unvested restricted shares and restricted share units	753	988	980

Add: dilutive warrants outstanding	2,896	2,986	2,986
Weighted average exercise price per share	$11.97	$13.12	$12.87

Add: dilutive options outstanding	559	1,332	1,278
Weighted average exercise price per share	$14.29	$16.95	$16.50

Book Value [b]	$2,205,950	$2,719,685	$2,648,153
Add: proceeds from converted warrants	34,665	39,176	38,430
Add: proceeds from converted options	7,988	22,577	21,087

Pro forma book value	$2,248,603	$2,781,438	$2,707,670

Dilutive shares outstanding	43,978	54,022	51,503

Basic book value per common share	$55.47	$55.83	$57.25
Diluted book value per common share	$51.13	$51.49	$52.57

DILUTIVE COMMON SHARES OUTSTANDING:
TREASURY STOCK METHOD
Price per share at period end	$34.15	$39.80	$46.07

Basic common shares outstanding	39,770	48,716	46,259

Add: unvested restricted shares and restricted share units	753	988	980

Add: dilutive warrants outstanding	2,896	2,986	2,986
Weighted average exercise price per share	$11.97	$13.12	$12.87
Less: warrants bought back via treasury method	(1,015)	(984)	(834)

Add: dilutive options outstanding	559	1,332	1,278
Weighted average exercise price per share	$14.29	$16.95	$16.50
Less: options bought back via treasury method	(234)	(567)	(458)

Dilutive shares outstanding	42,729	52,471	50,211

Basic book value per common share	$55.47	$55.83	$57.25
Diluted book value per common share	$51.63	$51.83	$52.74

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding

[b]	Excludes the $430 million (2010 — $200 million) liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating (loss) income is an internal performance measure used by the Company in the management of its operations. Operating (loss) income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net (loss) income determined in accordance with GAAP, the Company believes that showing operating (loss) income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating (loss) income should not be viewed as a substitute for GAAP net (loss) income. Please see page 31 for a reconciliation of operating (loss) income to net (loss) income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.